Fair Value Measurements and Financial Instruments	12 Months Ended
Dec. 31, 2013
Fair Value Measurements and Financial Instruments

Note 9

Fair Value Measurements and Financial Instruments

The following table presents the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2013:

			(dollars in millions)
	Level 1(1)	Level 2(2)	Level 3(3)	Total
Assets:
Cash and cash equivalents:
Fixed income securities	$9,190	$–	$–	$9,190
Short-term investments:
Equity securities	387	–	–	387
Fixed income securities	3	211	–	214
Other assets:
Forward interest rate swaps	–	76	–	76
Fixed income securities	–	875	–	875
Cross currency swaps	–	166	–	166

Total	$9,580	$1,328	$–	$10,908

Liabilities:
Other liabilities:
Interest rate swaps	$–	$23	$–	$23

Total	$–	$23	$–	$23

(1)	quoted prices in active markets for identical assets or liabilities
(2)	observable inputs other than quoted prices in active markets for identical assets and liabilities
(3)	no observable pricing inputs in the market

Equity securities consist of investments in common stock of domestic and international corporations measured using quoted prices in active markets.

Fixed income securities consist primarily of investments in U.S. Treasuries, as well as municipal bonds. We use quoted prices in active markets for our U.S. Treasury securities, and therefore these securities are classified as Level 1. For all other fixed income securities that do not have quoted prices in active markets, we use alternative matrix pricing resulting in these debt securities being classified as Level 2.

Derivative contracts are valued using models based on readily observable market parameters for all substantial terms of our derivative contracts and thus are classified within Level 2. We use mid-market pricing for fair value measurements of our derivative instruments. Our derivative instruments are recorded on a gross basis.

We recognize transfers between levels of the fair value hierarchy as of the end of the reporting period. There were no transfers within the fair value hierarchy during 2013.

Fair Value of Short-term and Long-term Debt

The fair value of our debt is determined using various methods, including quoted prices for identical terms and maturities, which is a Level 1 measurement, as well as quoted prices for similar terms and maturities in inactive markets and future cash flows discounted at current rates, which are Level 2 measurements. The fair value of our short-term and long-term debt, excluding capital leases, was as follows:

			(dollars in millions)
At December 31,	2013		2012
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Short- and long-term debt, excluding capital leases	$93,298	$103,527	$51,689	$61,552

Derivative Instruments

Interest Rate Swaps

We have entered into domestic interest rate swaps to achieve a targeted mix of fixed and variable rate debt. We principally receive fixed rates and pay variable rates based on LIBOR, resulting in a net increase or decrease to Interest expense. These swaps are designated as fair value hedges and hedge against changes in the fair value of our debt portfolio. We record the interest rate swaps at fair value on our consolidated balance sheets as assets and liabilities.

During 2012, interest rate swaps with a notional value of $5.8 billion were settled. As a result of the settlements, we received net proceeds of $0.7 billion, including accrued interest which is included in Other, net operating activities in the consolidated statement of cash flows. The fair value basis adjustment to the underlying debt instruments was recognized into earnings as a reduction of Interest expense over the remaining lives of the underlying debt obligations. During the second quarter of 2013, interest rate swaps with a notional value of $1.25 billion matured and the impact to our consolidated financial statements was not material. During the third quarter of 2013, we entered into interest rate swaps with a total notional value of $1.8 billion. At December 31, 2013 and 2012, the fair value of these interest rate swaps was not material. At December 31, 2013, the total notional amount of these interest rate swaps was $1.8 billion. The ineffective portion of these interest rate swaps was not material at December 31, 2013.

Forward Interest Rate Swaps

In order to manage our exposure to future interest rate changes, during the fourth quarter of 2013, we entered into forward interest rate swaps with a notional value of $2.0 billion. We designated these contracts as cash flow hedges. The fair value of these contracts was not material at December 31, 2013.

Cross Currency Swaps

Verizon Wireless previously entered into cross currency swaps designated as cash flow hedges to exchange approximately $1.6 billion of British Pound Sterling and Euro-denominated debt into U.S. dollars and to fix our future interest and principal payments in U.S. dollars, as well as to mitigate the impact of foreign currency transaction gains or losses. A portion of the gains and losses recognized in Other comprehensive income was reclassified to Other income and (expense), net to offset the related pre-tax foreign currency transaction gain or loss on the underlying debt obligations. The fair value of the outstanding swaps was not material at December 31, 2013 or December 31, 2012. During 2013 and 2012 the gains with respect to these swaps were not material.

During February 2014, we entered into cross currency swaps designated as cash flow hedges to exchange approximately $5.4 billion of Euro and British Pound Sterling denominated debt into U.S. dollars and to fix our future interest and principal payments in U.S. dollars, as well as to mitigate the impact of foreign currency transaction gains or losses.

Concentrations of Credit Risk

Financial instruments that subject us to concentrations of credit risk consist primarily of temporary cash investments, short-term and long-term investments, trade receivables, certain notes receivable, including lease receivables, and derivative contracts. Our policy is to deposit our temporary cash investments with major financial institutions. Counterparties to our derivative contracts are also major financial institutions with whom we have negotiated derivatives agreements (ISDA master agreement) and credit support annex agreements which provide rules for collateral exchange. We generally apply collateralized arrangements with our counterparties for uncleared derivatives to mitigate credit risk. We may enter into swaps on an uncollateralized basis in certain circumstances. While we may be exposed to credit losses due to the nonperformance of our counterparties, we consider the risk remote and do not expect the settlement of these transactions to have a material effect on our results of operations or financial condition.